Exhibit 10.3

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is entered into as of August 5, 2025, among GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Borrower”), GLOBAL NET LEASE, INC., a Maryland corporation (“REIT”), ARC GLOBAL HOLDCO, LLC, a Delaware limited liability company (“International Holdco”), ARC GLOBAL II HOLDCO, LLC, a Delaware limited liability company (“Global II Holdco”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES OF THIS AGREEMENT (the “Initial Subsidiary Guarantors”) and EACH ADDITIONAL SUBSIDIARY GUARANTOR (AS DEFINED IN THE HEREINAFTER- DEFINED CREDIT AGREEMENT) THAT MAY HEREAFTER BECOME A PARTY TO THIS AGREEMENT (the “Additional Subsidiary Guarantors”; the Initial Subsidiary Guarantors and the Additional Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Subsidiary Guarantor” and collectively as “Subsidiary Guarantors”; REIT, International Holdco, Global II Holdco and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as “Guarantors”; and Borrower and Guarantors are sometimes hereinafter referred to individually as a “Contributing Party” and collectively as the “Contributing Parties”).

W I T N E S S E T H :

WHEREAS, Borrower, BMO Bank N.A. (“BMO”), in its capacity as a Lender, the other Lenders which are or may hereafter become a party thereto (BMO, together with such other lending institutions are hereinafter referred to collectively as the “Lenders”), and BMO, as agent (the “Agent”), have entered into that certain Credit Agreement dated as of even date herewith (such agreement, as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, the “Credit Agreement”), and pursuant to the Credit Agreement, the Lenders have agreed to extend financial accommodations to the Borrower;

WHEREAS, as a condition to the making of certain Loans and issuing certain Letters of Credit pursuant to the Credit Agreement, the Lenders have required that Guarantors execute and deliver an Unconditional Guaranty of Payment and Performance, each dated as of even date herewith (each, as the same may be varied, extended, supplemented, consolidated, amended, replaced, increased, renewed or modified or restated from time to time, a “Guaranty”), pursuant to which, among other things, Guarantors have agreed to guarantee the respective obligations described in the applicable Guaranty;

WHEREAS, Merger Sub is a direct subsidiary of REIT, Borrower is a shared subsidiary of REIT and Merger Sub, and International Holdco, Global II Holdco and the Subsidiary Guarantors (other than Merger Sub) are direct or indirect Wholly-Owned Subsidiaries of Borrower; and

WHEREAS, Guarantors are engaged in common business enterprises related to those of Borrower and each Guarantor will derive substantial direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement and the other Loan Documents.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce the Lenders to make the Loans and issue Letters of Credit and the Contributing Parties to execute and deliver the Loan Documents to which they are a party, it is agreed as follows:

1.            Definitions. Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

2.            Contribution.

(a)            To the extent that a Guarantor shall make a payment (a “Payment”) of a portion of the Obligations pursuant to a Guaranty, the Guarantor that made such Payment shall be entitled to contribution and indemnification from, and be reimbursed by, the other Contributing Parties in an aggregate amount equal to the lesser of (a) the amount derived by subtracting from any such Payment the Allocable Amount (as defined below) of such Contributing Party that made such Payment, and (b) the Allocable Amount for the other Contributing Parties.

(b)            As of any date of determination, the “Allocable Amount” of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Payment without (i) rendering such Contributing Party “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code or Section 2 of either the Uniform Voidable Transactions Act (the “UVTA”) or the Uniform Fraudulent Conveyance Act (the “UFCA”) or the fraudulent conveyance and transfer laws of the State of New York or such other jurisdiction whose laws shall be determined to apply to the transactions contemplated by this Agreement (the “Applicable State Fraudulent Conveyance Laws”) (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UVTA or Section 5 of the UFCA or the Applicable State Fraudulent Conveyance Laws, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UVTA or Section 6 of the UFCA or the Applicable State Fraudulent Conveyance Laws. Notwithstanding anything to the contrary in this Agreement or any other Loan Document, under no circumstances shall the Allocable Amount exceed, with respect to any Italian Subsidiary Guarantor, the amount owed and payable by such Italian Subsidiary Guarantor pursuant to the Guaranty entered into (or deemed to have been entered into by virtue of the execution of any Joinder Agreement) by such Italian Subsidiary Guarantor.

3.            No Impairment. This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall reduce or impair the obligations of any Contributing Party to pay any amounts, as and when the same shall become due and payable, in accordance with the terms of the applicable Loan Documents.

4.            Rights Constitute Assets. The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Contributing Party.

5.            Effectiveness. This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America or such other Currency as may be required under the Credit Agreement for the repayment of such Obligations) and discharged (other than contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made), all Letters of Credit are returned undrawn or cash collateralized on terms acceptable to the relevant Issuing Bank in its sole discretion, and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated; provided that this Agreement shall terminate with respect to any Guarantor when such Guarantor is released from the applicable Guaranty pursuant to Section 27 of such Guaranty to the extent no Payment has been made at such time by any Guarantor.

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6.            WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS. EACH OF BORROWER, GUARANTORS, AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. BORROWER AND EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, PUNITIVE OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE GUARANTORS THAT IS AN APPROVED FOREIGN ENTITY ACKNOWLEDGES AND AGREES THAT (1) IT IS OPERATING IN THE UNITED STATES OF AMERICA FOR THE PURPOSE OF THIS AGREEMENT, AND (2) IT IS CONTRACTING IN THE UNITED STATES OF AMERICA FOR THE PURPOSES OF THIS AGREEMENT. ADDITIONALLY, EACH GUARANTOR THAT IS AN APPROVED FOREIGN ENTITY ACKNOWLEDGES AND AGREES THAT IT IS SUBJECT TO THE PERSONAL JURISDICTION IN THE STATE OF NEW YORK EVEN THOUGH SUCH GUARANTOR IS A SOCIÉTÉ À RESPONSABILITÉ LIMITÉE (SARL) ORGANIZED UNDER THE LAWS OF LUXEMBOURG, A SOCIÉTÉ CIVILE IMMOBILIÈRE (SCI) ORGANIZED UNDER THE LAWS OF FRANCE, A MUTUAL REAL ESTATE COMPANY (MREC) ORGANIZED UNDER THE LAWS OF FINLAND, A SOCIETÀ A RESPONSABILITÀ LIMITATA ORGANIZED UNDER THE LAWS OF ITALY OR OTHER TYPE OF NON-U.S. BUSINESS ENTITY PERMITTED UNDER THE CREDIT AGREEMENT, AS APPLICABLE. BORROWER AND EACH GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 6. BORROWER AND EACH GUARANTOR ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS SECTION 6 WITH LEGAL COUNSEL AND THAT EACH BORROWER AND GUARANTOR AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

7.            Governing Law. This Agreement shall, pursuant to New York General Obligations Law Section 5-1401, be governed by and construed in accordance with the laws of the State of New York.

8.            Reserved.

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IN WITNESS WHEREOF, Borrower and Guarantors have executed and delivered this Agreement as of the date first above written.

BORROWER:

GLOBAL NET LEASE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GLOBAL NET LEASE, INC.,
a Maryland corporation, its general partner

	By:	/s/ Christopher Masterson
	Name:	Christopher Masterson
	Title:	Chief Financial Officer, Treasurer and Secretary

REIT:

GLOBAL NET LEASE, INC.,
a Maryland corporation

By:	/s/ Christopher Masterson
Name:	Christopher Masterson
Title:	Chief Financial Officer, Treasurer and Secretary

INTERNATIONAL HOLDCO:

ARC GLOBAL HOLDCO, LLC,
a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

GLOBAL II HOLDCO:

ARC GLOBAL II HOLDCO, LLC,
a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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INITIAL SUBSIDIARY GUARANTORS:

ARC GSFRNTN001, LLC
ARC TFDPTIA001, LLC
ARC NOWILND001, LLC
ARC GSDVRDE001, LLC
ARC GSGTNPA001, LLC
ARC GSMSSTX001, LLC
ARC GSDALTX001, LLC
ARC NOPLNTX001, LLC
ARC DRINDIN001, LLC
ARC VALWDCO001, LLC
ARC GBLMESA001, LLC
ARC FEAMOTX001, LLC
ARC FECPEMA001, LLC
ARC WNBRNMO001, LLC
ARC CTFTMSC001, LLC
ARC SWWSVOH001, LLC
ARC WMWSLNC001, LLC
ARC FEWTRNY001, LLC
ARC DNDUBOH001, LLC
ARC FEBILMA001, LLC
ARC FESALUT001, LLC
ARC CGJNSMI001, LLC
ARC CGFRSMI001, LLC
ARC FEPIESD001, LLC
ARC GSFFDME001, LLC
ARC GSRNGME001, LLC
ARC GSRPCSD001, LLC,

each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC TRLIVMI001, LLC,
ARC FEHBRKY001, LLC
ARC CGMARSC001, LLC
ARC CGLGNIN001, LLC
ARC JTCHATN001, LLC
ARC JTCHATN002, LLC
ARC FEMANMN001, LLC
ARC GSRTNNM001, LLC
ARC ODVLONET001, LLC
ARG VAGNVFL001, LLC
ARG LSWYGMI001, LLC
ARG LSCHIIL001, LLC
ARG LSCHIIL003, LLC
ARG FCSTHMI001, LLC
ARG DPSPNIA001, LLC
ARC FEGBRNC001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARG NIGTNMA001, LLC
ARG LKCLLAL001, LLC
ARG SNCSPCO001, LLC
ARG VSSRACA001, LLC
ARG VSSRACA002, LLC
ARC WHAMSNE001, LLC
ARG FRAHLMI001, LLC
ARG PSBRDFL001, LLC
ARG PSLKCLA001, LLC
ARG PSGRLTX001, LLC
ARG PSELPTX001, LLC
ARG PSHCKNC001, LLC
ARG PSPRAIL001, LLC
ARG PSMSNTX001, LLC
ARG PSMRDMS001, LLC
ARG NIFLNNH001, LLC
ARG MT2PKSLB002, LLC
ARG VSSRACA003, LLC
ARG FEBTHNB001, LLC
ARG FELWDNB001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARG FEMTNNB001, LLC
ARG KLSLBNC001, LLC
ARG PSDANVA001, LLC
ARG PSDEMIA001, LLC
ARG PSYNSOH001, LLC
ARG PSDAYOH001, LLC
ARG NIFLNNH002, LLC
ARG STELDCA001, LLC
ARG STWINCT001, LLC
ARG STKNCMO001, LLC
ARG STFALNY001, LLC
ARG KLSLBNC002, LLC
ARG WPOTWOH001, LLC
ARG WPCLDOH001, LLC
ARG WPCLDOH002, LLC
ARG WPMRNOH001, LLC
ARG WPFNDOH001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARG WPCLVTN001, LLC
ARG SBPSLTX001, LLC
ARG NIAMHNH001, LLC
ARG WMBVLAR001, LLC
ARG PPSPPTX001, LLC
ARG PPSHLTX001, LLC
ARG THDEXMI001, LLC
ARG THAARMI001, LLC
ARG THMISIN001, LLC
ARG PRBRIMI001, LLC
ARG PRBRIMI002, LLC
ARG PRBRIMI003, LLC
ARG PF4PCAN001 US, LLC
ARG PFB4PCK001, LLC
ARG NXHSNTX001, LLC
ARC ACHNETH001, LLC
ARG EMSPHIL001, LLC
ARC TKMANUK001, LLC
ARG NIGETMA001, LLC
ARG BOOT8UK001, LLC
ARG BOOT8UK002, LLC
ARG BOOT8UK003, LLC
ARG BOOT8UK004, LLC
ARG BOOT8UK005, LLC
ARG BOOT8UK006, LLC
ARG BOOT8UK007, LLC
ARG BOOT8UK008, LLC
ARC RMNUSGER01, LLC
ARC OBMYNGER01, LLC
ARC REXREGER01, LLC
METHAGER01, LLC
ARC HPDFS HOLDCO, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC MCCARUK001, LLC
ARC WKBPLUK001, LLC
ARC EEMTRUK001, LLC
ARC TWSWDUK001, LLC
ARC WKSOTUK001, LLC
ARC WKMCRUK001, LLC
ARC PFBFDUK001, LLC
ARC CCLTRUK001, LLC
ARC ALSFDUK001, LLC
ARC DFSMCUK001, LLC
ARC AMWORUK001, LLC
ARC MEROXUK001, LLC
ARC BKSCOUK001, LLC
ARC FUMANUK001, LLC
ARC CABIRUK001, LLC
ARC IAREDUK001, LLC
ARC HPNEWUK001, LLC
GNL RETAIL GP, LLC
ARG DDFLTMI001, LLC
ARG NCD5PCK001, LLC
ARG DG17PCK001, LLC
ARG ARDRDLA001, LLC
ARG AR16PCK001, LLC
ARC MFAKNSC001, LLC
ARC MFVALGA001, LLC
ARC MFMDNID001, LLC
ARG KGOMHNE001, LLC
ARC DB5SAAB001, LLC
ARC HR5STP3002, LLC
ARC HR5STP3001, LLC
ARC HR5STP1002, LLC
ARC HR5STP1001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC HR5STP2001, LLC
ARG DDHBLTX001, LLC
ARG SCSPFOH001, LLC
ARG FEMARIL001, LLC
ARG MCWOKUK001, LLC
ARC KPHTNNE001, LLC
GNL CANADIAN HOLDCO, LLC
ARC FEGRFND001, LLC
ARC FESOUIA001, LLC
ARC FEEGLWI001, LLC
ARC FEWAUWI001, LLC
ARC FMMTVAL001, LLC
ARG DNMGCIN001, LLC
ARG FMBKHMS001, LLC
ARG FMCTVMS001, LLC
ARC DGBNBGA001, LLC
ARC ORMNTWI001, LLC
ARC TKLWSFL001, LLC
ARC AZTMPGA001, LLC
ARC AAANGIN001, LLC
ARC DGVDRTX001, LLC
ARC AABNLFL001, LLC
ARC AAWSNGA001, LLC
ARC BKMST41001, LLC
ARC CBDTNPA001, LLC
ARC CBPHLPA002, LLC
ARC CBPHLPA003, LLC
ARC CBPHLPA004, LLC
ARC CBRBRPA001, LLC
ARC CBWNEPA001, LLC
ARC AZCROMI001, LLC
ARC AATNTMA001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC FDFNTPA001, LLC
ARG WLGREFI001, LLC
ARG CCFAYNC001, LLC
ARG CCLTZFL001, LLC
ARG FMATHTX001, LLC
ARG DGCSTKY001, LLC
ARG DGSDLKY001, LLC
ARG DGFLSKY001, LLC
ARG DGELKKY001, LLC
ARG DGLCNMI001, LLC
ARG DGCLKIA001, LLC
ARG DGCTSMI001, LLC
ARG DI51PCK001, LLC
ARG AA12PCK001, LLC
ARC FEWTNSD001, LLC
ARC FELELMS001, LLC
ARC HR5VAGA001, LLC
ARC HR5BIAL001, LLC
ARC HR5HASC001, LLC
ARC FECNBIA001, LLC
ARC TPEGPTX001, LLC
ARG FMCHIIL001, LLC
ARC DGSVNMO001, LLC
ARG AA14PCK001, LLC
ARC DGMSNTX002, LLC
ARC DGBGLLA001, LLC
ARC DGDNDLA001, LLC
ARC AZCTOLA001, LLC
ARC DGATHMI001, LLC
ARC DGFLRMI001, LLC
ARC DGHDNMI001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC DGMKNMI001, LLC
ARC DGRSEMI001, LLC
ARC BFFTMFL001, LLC
ARC DGVNLTN001, LLC
ARC TSVRNCT001, LLC
ARC DGMRALA001, LLC
ARC LWMCNGA001, LLC
ARC FLCLTNC001, LLC
ARC DGNTALA001, LLC
ARC DGGSBVA001, LLC
ARC FDCHLID001, LLC
ARC CHLKJTX001, LLC
ARC CHVCTTX001, LLC
ARC CVANSAL001, LLC
ARC DGSTNVA001, LLC
ARC DGMBLAR001, LLC
ARC WGLNSMI001, LLC
ARC ABHNDMS001, LLC
ARC DGGNWLA001, LLC
ARC CKMST19001, LLC
ARC WGOKCOK001, LLC
ARC WGGLTWY001, LLC
ARC TSHTNMI001, LLC
ARC TSHRLKY001, LLC
ARC MFKXVTN002, LLC
ARC DGFHLLA001, LLC
ARC DGLCRMN002, LLC
ARC DGFTSAR001, LLC
ARC DGHTSAR001, LLC
ARC DGRYLAR001, LLC
ARC DGWSNNY001, LLC
ARC DGLAFTN001, LLC
ARC FDCRLMO001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Sigantory

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ARC ARVIRMN001, LLC
ARC FDWLDCO001, LLC
ARC CBLDLPA001, LLC
ARC CBLMAPA001, LLC
ARC CBPHLPA001, LLC
ARC DGSRBMO001, LLC
ARC ARERIPA001, LLC
ARC FDDXRNM001, LLC
ARC FDHCRTX001, LLC
ARC FDPLSTX001, LLC
ARC DGHBKLA001, LLC
ARC DGTLSLA001, LLC
ARC DGDVLLA001, LLC
ARC DGCHEOK001, LLC
ARC DGBKHMS001, LLC
ARC DGCMBMS001, LLC
ARC DGFRTMS001, LLC
ARC DGRLFMS001, LLC
ARC DGWPTMS001, LLC
ARC DGHTGWV001, LLC
ARC DGWRNIN001, LLC
ARC HR5MSSE001, LLC
ARC HR5CURI001, LLC
ARC HR5SINJ001, LLC
ARG CCNLVTX001, LLC
ARG FMIDBOK001, LLC
ARG FMTYLTX001, LLC
ARG CCPBLCO001, LLC
ARG DGBRWKY001, LLC
ARG DDEPOTX001, LLC
ARC DGGVLMS002, LLC
ARC LWFYTNC001, LLC
ARC LWAKNSC001, LLC
ARC WGTKRGA001, LLC
ARC CVHYKMA001, LLC,
each a Delaware limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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THE NECESSITY RETAIL REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GNL RETAIL GP, LLC, a Delaware limited liability company, its general partner

	By:	/s/ Jesse C. Galloway
	Name:	Jesse C. Galloway
	Title:	Authorized Signatory

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OSMOSIS SUB I, LLC,
a Maryland limited liability company

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Authorized Signatory

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ARC GLOBAL II (NETHERLANDS) HOLDINGS LIMITED, a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

ARC GLOBAL II ING LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

ARC GLOBAL (GUERNSEY) HOLDINGS LIMITED, a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

LPE LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

ARC GLOBAL II LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

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ARC GLOBAL II (MIDCO) LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

ARC GLOBAL II (FRANCE) HOLDINGS LIMITED,
a Guernsey company

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Director

TYCO MANCHESTER LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

ARC GLOBAL II (GERMANY) HOLDINGS LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

ARC GLOBAL II WEILBACH LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

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ARC GLOBAL II (UK) HOLDINGS LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

ARC GLOBAL II NCR LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

HC GLASGOW LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

ARG UK PROPERTY LIMITED,
a Guernsey company

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Director

ARG GLOBAL (GUERNSEY) ONE LIMITED,
a Guernsey company

By:	/s/ Gavin John Farrell
Name:	Gavin John Farrell
Title:	Director

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ARG WPFBRIT001 S.R.L.
as Guarantor

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	Sole Director

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ARC GLOBAL II (LUXEMBOURG) HOLDINGS S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B196379

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	Class A Manager and Authorized Signatory

ARC GLOBAL II DB LUX S.À R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B96624

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	Class A Manager and Authorized Signatory

ARC GLOBAL II EUROPE HOLDING S.Á R.L., a Luxembourg private limited liability company (société à responsabilité limitée), having its registered office at 17, Boulevard F.W. Raiffeisen, L-2411 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés, Luxembourg) under number B278689

By:	/s/ Edward M. Weil, Jr.
Name:	Edward M. Weil, Jr.
Title:	Class A Manager and Authorized Signatory

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ARG PF4PCAN001, ULC,
an Alberta unlimited liability corporation

By:	/s/ Jesse C. Galloway
Name:	Jesse C. Galloway
Title:	Director

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ARC GLOBAL II (HOLDING), a French société civile immobiliére

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Gerant

ARC GLOBAL II BORDEAUX, a French société civile immobiliére

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Gerant

ARC GLOBAL II MARSEILLE, a French société civile immobiliére

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Gerant

ARC GLOBAL II AMIENS, a French société civile immobiliére

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Gerant

ARC GLOBAL II BLOIS, a French société civile immobiliére

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Gerant

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ARC GLOBAL II STRASBOURG, a French société civile immobiliére

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Gerant

ARC GLOBAL II BREST, a French société civile immobiliére

By:	/s/ Jacquelyn Shimmin
Name:	Jacquelyn Shimmin
Title:	Gerant

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